Exhibit 99.3

The ADC and Andrew Merger –
Organization and Executive Leadership Planned At Close.

The pending merger of ADC and Andrew will create a corporation of significant scale that will focus on meeting the needs of our customers around the world. Most of these customers are themselves great global enterprises and the new ADC structure will be set to optimize our ability to serve the global marketplace.

We have envisioned the combination of these two businesses for some time, and I’m pleased to announce the senior executive organization and leaders who will report to me directly upon close. Each of these executive leaders will have global responsibilities for a segment of our corporate business or functions. We feel confident that the general structure for the business will effectively organize our resources to optimize our potential. Most importantly, I am thrilled that the executive team will be comprised of strong executives from both ADC and Andrew who are committed to working as one team to successfully transform these two strong companies into one truly superior and successful company.

While we are in a position today to share the senior executive structure for the combined company, there are many, many organizational and leadership decisions that will follow from the intent we announce today. Now that we are able to broadly engage many more people in the planning, we will work aggressively to define the details. Our intent is that as of the date of close in four to six months, the new organizations will be clearly defined, with everybody clearly understanding any changes to their reporting relationship or role within the larger organization.

Upon close of this transaction, major organizational segments are planned as follows:

Global Business Groups – We will have four large groups with profit-and-loss responsibilities for all of our major product and service offerings. Directly within these Group organizations will be the responsibilities for product management, engineering, and manufacturing operations. These groups will partner with other global organizations responsible for sales, marketing and the full array corporate center functions to meet and exceed our customer’s expectations. The Global Business Groups will serve customers around the world with employees located at various company locations throughout the world. Our four business groups will be as follows:

Network Connectivity Solutions – Pat O’Brien will lead this business group and will have responsibility for all of the current GCS business unit product offerings. By including the manufacturing organization within the business group, we will drive increased alignment with our product management, engineering and manufacturing organizations, which we believe will be key to optimally serving our customers over the next several years.

Global Services and Solutions– Dick Parran will lead this business group, and will have responsibility for all of ADC’s current Professional Services businesses including those in Europe. In addition, a key step in our integration planning will be to identify and migrate the various Andrew services and support businesses to this newly formed global business group.

Wireless Technology and Systems – Mickey Miller, who is a senior executive at Andrew today, will lead this group, which includes the full array of active electronics wireless products. While the largest portion of this group will include products from the Andrew portfolio, we will be integrating ADC’s Wireless Active Infrastructure products and technologies, including Digivance, into this Group.

Antenna, Cable and Satellite - John DeSana, who is also a senior executive at Andrew, will lead this group. At this point, this group is comprised exclusively of products from within the current Andrew portfolio, and includes their significant global cable business, as well as their Antenna and Satellite Communications business.

Go-To-Market - We will have one Global Go-to-Market organization led by Roger Manka, who is currently a senior executive at Andrew. Roger and his global team will have responsibility for Sales, Marketing and Customer Service in all regions in the world. All of our current Regions and Corporate Marketing functions will roll-up under Roger Manka. Steve Mitchell will be a key member of the new Global Go-to Market organization, and will work closely with Roger to integrate all our combined Go-to-Market tools, processes, and channel partners. Roger and Steve will ensure we never miss a beat in terms of serving our customers well through the upcoming months.

Acquisition Integration - The effective integration of the ADC and Andrew merger will be a major priority in the near-term future. We will have significant focus and attention on defining crisp and effective integration plans, and in driving our execution in an efficient manner. I’ve selected Laura Owen to serve in the role as ADC’s Chief Integration Officer based on her strong execution track record, program management skills and her breadth of understanding of the full complement of business processes and functions. She will lead the full array of integration teams, focusing them on setting and meeting aggressive goals and timelines in support of our acquisition objectives.

Corporate Functions - We will continue to have a Global structure for our key Corporate functions. This global structure plays a key role in driving efficient and effective processes throughout the world, as well as an important role in introducing and driving teamwork and a common culture on a global basis. Key functions and leaders reporting to me are as follows:

Finance – Gokul Hemmady will continue as the Chief Financial Officer.

Legal – Jeff Pflaum will continue as the General Counsel, with responsibility for all legal affairs of the company.

Corporate Services – Mary Quay will have responsibility for several key global company processes, including information technology, facilities, and real estate.

Business Development – Hilton Nicholson will lead future business development efforts at the company level. He will also continue to serve as President of ADC’s Wireline Business Unit, which will be structurally placed in the Network Connectivity Solutions Group.

Strategy and Technology – Mike Day will lead company-level strategy and technology planning.

Human Resources – Bob Grams is promoted to Vice President, Compensation and Benefits, and will serve as the interim company HR leader while Laura Owen is focused on her role as the Chief Integration Officer.

Strategic Supply Chain – We will establish a senior executive position reporting to me to focus on achieving significant supply chain advantages – as have been suggested both through ADC’s Project North 40, and through Andrew’s “TASC” initiative. We plan to consider both internal and external candidates for this position, and will announce a selected leader for this critical position at a later date.

I am also very pleased that Ralph Faison has very willingly agreed to serve as a consultant to ADC during the six-month period following close. Throughout the process of finalizing this merger, I’ve come to know Ralph well. I trust and respect Ralph and personally expect to find his counsel valuable to ADC on a variety of fronts as we work through the transition period of the merger.

I am very excited about the strength of the leadership team we will be creating. Exceptional executives from both ADC and Andrew will be joining together to focus on our common objective, which is to make ADC and Andrew an enormously successful merger — and a combined company that we will all be very proud to be a part of.

We expect that it will be about four to six months until the close of the transaction, and we must operate as separate companies until then. Internal to our current ADC business prior to closing we will continue planning for implementation of the organizational changes and other integration activities to take effect at closing. Other changes must necessarily wait until we have achieved closure. To manage this effectively, we will need tremendous teamwork across the organization, and I have full confidence that we can achieve this level of teamwork. For now, and until you see something specific from either me or one of my direct reports, assume no change in your current organization or leadership.

And above all else – let’s stay focused on meeting our customers’ needs. We have a tremendous opportunity in front of us. Let’s manage our internal issues well, so we can keep our focus on what will truly make us successful – serving our customers!

Bob Switz

Safe Harbor For Forward Looking Statements
This document contains statements regarding the proposed transaction between ADC and Andrew, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of ADC and Andrew. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of ADC and Andrew and the combined company, as well as the businesses and markets in which they do and are expected to operate. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements, include, among other things: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on contract manufacturers and other vendors to provide goods and services needed to operate the businesses of ADC and Andrew; fluctuations in commodity prices; the social, political and economic risks of the respective global operations of ADC and Andrew; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to ADC’s Form 10-K for the year ended October 31, 2005 and Andrew’s Form 10-K for the year ended September 30, 2005 as well as other filings made by ADC and Andrew with the United States Securities and Exchange Commission (the SEC). Except as required under the US federal securities laws and the rules and regulations of the SEC, ADC and Andrew disclaim any intention or obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Additional Information and Where to Find It
In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. SHAREHOLDERS OF ADC AND STOCKHOLDERS OF ANDREW ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/ PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final joint proxy statement/prospectus will be mailed to shareholders of ADC and stockholders of Andrew. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov. Investors and security holders may also obtain the documents free of charge from Investor Relations at ADC by writing Investor Relations, ADC Telecommunications, Inc., P.O. Box 1101, Minneapolis, Minnesota 55440-1101; or calling 952-917-0991; or at www.adc.com/investorrelations/financialinformation/secfilings/. Investors and security holders may also obtain the documents free of charge from Investor Relations of Andrew by writing Investor Relations, Andrew Corporation, Westchester, Illinois 60154; or calling 800-232-6767; or at www.andrew.com/investors/sec.

Participants In Solicitation
ADC, Andrew and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning ADC’s participants is set forth in the proxy statement dated, January 24, 2006, for ADC’s 2006 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Andrew’s participants is set forth in the proxy statement, dated December 30, 2005, for Andrew’s 2006 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of ADC and Andrew in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC.